UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2024

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As previously disclosed, Recursion Pharmaceuticals, Inc., a Delaware corporation (the “Company”), entered into the Transaction Agreement, dated as of August 8, 2024, by and between the Company and Exscientia plc, a public limited company incorporated under the laws of England and Wales with registered number 13483814 (“Exscientia”), as amended by the First Amendment to the Transaction Agreement, dated as of November 5, 2024 (as amended, the “Transaction Agreement”). On November 20, 2024, in accordance with the Transaction Agreement, the Company acquired the entire issued and to be issued share capital of Exscientia (the “Transaction”) pursuant to a scheme of arrangement under Part 26 of the United Kingdom Companies Act 2006 (the “Scheme of Arrangement").
This Amendment No. 1 to the Current Report on Form 8-K (this “Amendment”) is being filed by the Company for the purpose of amending and supplementing Item 3.02 of that certain Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on August 8, 2024 (the “Original Form 8-K”). This Amendment is being filed to provide the total number of shares of the Company’s Class A common stock issuable as consideration in connection with the completion of the Transaction. This Amendment does not amend any other item of the Original Form 8-K and all other information previously reported in or filed with the Original Form 8-K (including the other information in Item 3.02) is hereby incorporated by reference to this Amendment.

Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 3.02 of the Original Form 8-K is hereby supplemented as follows:
In connection with the completion of the Transaction, 102,298,808 shares of the Company’s Class A common stock are issuable to those with rights to receive such shares pursuant to the Transaction (including shares issued in exchange for ordinary shares of Exscientia outstanding as of the effective time of the Scheme of Arrangement as well as shares issuable with respect to Exscientia Share Options or Exscientia RSUs that were canceled in exchange for the right to receive shares of the Company’s Class A common stock pursuant to the Transaction Agreement). Such shares are being issued without registration pursuant to the exemption provided by Section 3(a)(10) under the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 26, 2024.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Christopher Gibson
Christopher Gibson
Chief Executive Officer